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                                                                  EXHIBIT 99.2





CASELLA WASTE SYSTEMS ANNOUNCES MANAGEMENT CHANGES, BOARD RESTRUCTURING

     RUTLAND, VERMONT--(June 28, 2001) Casella Waste Systems, Inc. (NASDAQ:
CWST) today said that it has made a number of changes to its board of directors and its management team.

     John W. Casella has been reelected as chairman of the board of directors, a position he held prior to the merger with KTI. Mr. Casella remains the company's chief executive officer.

     As part of the restructuring, Ross Pirasteh, the company's chairman of the board, and Marty Sergi, an executive vice president and a member of the board of directors, have resigned from the company.

     "Ross and Marty have played an important role in our effort to divest our non-core assets," John Casella said. "They are excited about pursuing opportunities to participate in the growth of one of those businesses, and we wish them well."

     The company also announced that James W. Bohlig has been appointed president of the company, and remains its chief operating officer.

     "As we both guide this company back to its roots in traditional solid waste management services and plan our path to growth, Jim Bohlig brings a crucial focus and a unique set of talents to make these goals a reality," Casella said. "His new role as president of the company is not only a reflection of his historical, strategic contributions, but a recognition of the benefits his leadership will bring to all areas of the company's operations in the future."

     The company also announced that Charles Leonard will be joining the company as senior vice president in charge of solid waste operations. Working closely with Jim Bohlig, Leonard will be responsible for the day-to-day operation of the company's core integrated solid waste assets.


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CASELLA WASTE SYSTEMS, INC.
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     "Recognizing the foundational value of our core business, we have strengthened our management team considerably through the addition of Charlie," Bohlig said. "Charlie will play a key role in helping the company achieve its goals as we return to our roots as a traditional solid waste company, and will give these assets the day-to-day focus necessary as we restructure the company."

     Previously, Leonard has held several management positions in the solid waste industry, including that of senior vice president for Laidlaw's U.S. operations, responsible for managing over $500 million in integrated solid waste revenues. He is a graduate of Memphis State University.

     The company also announced that Jerry Cifor will resign as the company's chief financial officer effective July 31, 2001. He will remain as a consultant to the company through the end of the calendar year.

     Cifor's decision to pursue other opportunities comes after seven years of rapid growth for the company, and as the company completes a strategic restructuring plan aimed at strengthening its core franchise of traditional solid waste businesses.

     "My efforts have been aggressively focused on working with the management team to develop a strategy to refocus the company on its roots as an integrated waste services franchise and build predictability and stability into our financial performance," Cifor said. "Confident that the company is solidly on that path and that its financial management will be in very capable hands, I feel the timing is right to pursue other interests and opportunities."

     "Jerry has added a great deal of value to our team over the last seven-and-a-half years," John Casella said. "He is exceptionally talented, and his work has positioned the company to deliver performance over the short- and long-term. As disappointed as we are to see him leave, I know I speak for all of us when I say thank you and good luck."

     The company also announced today that Richard A. Norris, its vice president and corporate controller, will be appointed chief financial officer. Norris joined Casella Waste Systems in July 2000.

     Prior to joining the company, Norris was chief financial officer of NexCycle in Fort Worth, Texas and, previously, chief financial officer of Laidlaw's North American solid waste operations, where he was responsible for all financial operations, planning and accounting for over $850 million in revenues.


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CASELLA WASTE SYSTEMS, INC.
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     Norris is a graduate of the University of Leeds (U.K.)

     The company also said that John Swenson, its current director of financial reporting, will be promoted to corporate controller.

     Casella Waste Systems, headquartered in Rutland, Vermont, is a regional, integrated, non-hazardous solid waste services company providing collection, transfer, disposal, and recycling services primarily in the northeastern United States.

     For further information, contact Joseph Fusco, vice president at (802) 775-0325; or visit the company's website at www.casella.com.

Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as the Company "believes," "anticipates," "expects" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are forward-looking statements. Such forward-looking statements, and all phases of our operations, involve a number of risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in our forward-looking statements. Such risks and uncertainties include or relate to, among other things:

o our ability to successfully integrate KTI's operations with our solid waste assets, including risks and uncertainties relating to our ability to achieve projected earnings estimates and achieve anticipated synergies;

o    our ability to successfully divest of non-core assets;

o the impact of our increased leverage on our ability to make future acquisitions, including our increased borrowing costs, which have adversely impacted our operating results, and the amount of the indebtedness;

o our ability to borrow additional funds to enable us to make acquisitions and to meet our other liquidity needs from time to time;

o our ability to continue our growth through acquisitions, including risks and uncertainties concerning the availability of desirable acquisition candidates;

o our dependence on our senior management team, including key members of the team who have recently been appointed;

o our ability to finance acquisitions with cash or with our stock, including the risk that we will not have sufficient capital resources, that our bank group will not consent to acquisitions that management considers important, that our stock price will not be sufficiently attractive for use in an acquisition or that we will be unable to raise sufficient additional capital;

o the potential impact of environmental and other regulations on our business;

o    the effect of price fluctuations of recyclable materials processed by us;

o    the seasonality of our revenues;

o the geographic concentration of our business, including the risk that weather-related conditions or a regional economic downturn could materially impact our business;

o our obligation to pay a percentage of the equity in one of our waste-to-energy facilities to certain municipalities, including the risk that we have underestimated the fair market value of that facility;

o the effects of competition, including on our ability to maintain our operating margins;

o the limited customer base for our steam generating plants, including the fact that these plants sell their entire output to a few customers and lack the capacity to meet all of their commitments;

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CASELLA WASTE SYSTEMS, INC.
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o    the potential impact on our business in the event that we have inadequately accrued for closure or post-closure costs related to our landfills;

o our ability to obtain new contracts in the event that we are unable to obtain means of financial assurance to secure our contractual performance;

o the potential impairment charges against earnings related to long-lived assets and acquisitions which may result from possible future business events;

o our ability to manage our core assets in new, urban geographic markets, including the eastern Massachusetts market; and

o our ability to manage and/or divest non-core assets in a timely manner without undue diversion of management resources.

Other factors which could materially affect such forward-looking statements can be found in our periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in Management's Discussion and Analysis in our Form 10-K for the fiscal year ended April 30, 2000 and in our most recently-filed Form 10-Q.

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06/28/01






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